                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                         REMINGTON ARMS COMPANY, INC.
                             OFFER TO EXCHANGE ITS
              9 1/2% SENIOR SUBORDINATED NOTES DUE 2003, SERIES B
              ("NEW NOTES"), WHICH HAVE BEEN REGISTERED UNDER THE
              SECURITIES ACT, FOR ANY AND ALL OF ITS OUTSTANDING
    9 1/2% SENIOR SUBORDINATED NOTES DUE 2003, SERIES A ("EXISTING NOTES"),
                 PURSUANT TO THE PROSPECTUS DATED MAY  , 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      ,
1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

             To: FIRST TRUST NATIONAL ASSOCIATION, Exchange Agent

   By Registered or Certified Mail:                 By Facsimile:
         First Trust New York                   First Trust New York
      100 Wall Street, 20th Floor                  (212) 509-4529
         New York, N.Y. 10005                 Attention: Cathy Donohue
       Attention: Cathy Donohue

         By Overnight Courier:                        By Hand:
         First Trust New York                   First Trust New York
      100 Wall Street, 20th Floor            100 Wall Street, 20th Floor
         New York, N.Y. 10005                   New York, N.Y. 10005
       Attention: Cathy Donohue               Attention: Cathy Donohue

                             For Information Call:
                       (212) 361-2546 or (612) 244-1197

DELIVERY OF  THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS  SET FORTH
 ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA  FACSIMILE OTHER THAN AS SET FORTH
  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                                ---------------

  List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF EXISTING NOTES  (1) (2) (3) (4)
-------------------------------------------------------------------------------

                                                                                  PRINCIPAL AMOUNT
                                                                    PRINCIPAL     OF EXISTING NOTES
                                                  AGGREGATE         AMOUNT OF        TENDERED IN
NAME(S) AND ADDRESS(ES) OF                        PRINCIPAL      EXISTING NOTES     EXCHANGE FOR
   REGISTERED HOLDER(S)        CERTIFICATE        AMOUNT OF       TENDERED (IF    CERTIFICATED NEW
(PLEASE FILL IN, IF BLANK)     NUMBER(S)*      EXISTING NOTES   LESS THAN ALL)**      NOTES***
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 *  Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes.
 *** Unless otherwise indicated, the holder will be deemed to have tendered
   Existing Notes in exchange for a beneficial interest in one or more fully registered global notes, which will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee.

  The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated May , 1997 (the "Prospectus"), of Remington Arms Company, Inc., a Delaware corporation formerly named RACI Acquisition Corporation ("Remington") and RACI Holding, Inc., a Delaware corporation ("Holding"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute Remington's offer to exchange up to $100,000,000 aggregate principal amount of its New Notes, which will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its outstanding Existing Notes and Holding's offer to exchange its guarantee of the New Notes for its guarantee of the Existing Notes (the "Exchange Offer").

  The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  This Letter of Transmittal is to be used either if certificates of Existing Notes are to be forwarded herewith or if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--How to Tender" in the Prospectus. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

  Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--How to Tender." See Instruction 1.

[_]CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED TO THE EXCHANGE
   AGENT IN EXCHANGE FOR CERTIFICATED NEW NOTES.

Unless the undersigned (i) has completed item (4) in the box entitled "Description of Existing Notes" and (ii) has checked the box above, the undersigned will be deemed to have tendered Existing Notes in exchange for a beneficial interest in one or more fully registered global notes, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of Notes--Book-Entry Delivery and Form" as set forth in the Prospectus.

[_]CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________
                                               [_] The Depository Trust Company

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

[_]CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) __________________________________________________

Window Ticket Number (if any) _________________________________________________

Date of Execution of Notice of Guaranteed Delivery ____________________________

Name of Eligible Institution that Guaranteed Delivery _________________________

If delivered by book-entry transfer:
Account Number _____________ Transaction Code Number __________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER MAKING A MARKET IN EXISTING NOTES
   WITH REMINGTON'S PRIOR WRITTEN CONSENT AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS MADE THERETO WITHIN 90 DAYS AFTER THE EXPIRATION DATE.

Name __________________________________________________________________________

Address _______________________________________________________________________

    --------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to conditions of the Exchange Offer, the undersigned hereby tenders to Remington the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent, as agent of Remington, all right, title and interest in and to such Existing Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Existing Notes tendered hereby to be transferred and exchanged.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Existing Notes, and that the Exchange Agent, as agent of Remington, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of Remington. The undersigned will, upon request, execute and deliver any additional documents deemed by Remington or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Notes tendered hereby.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretations of the staff of the Securities and Exchange Commission (the "SEC"), as set forth in Exxon Capital Holdings Corporation (available May 13, 1988) or similar no-action letters issued to third parties. Based on such interpretations of the staff of the SEC set forth in such no-action letters, Remington believes that the New Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any such holder that is an "affiliate" of Remington within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder (and any other person accepting the Exchange Offer on behalf of such holder) has no arrangement or understanding with any person to participate in a distribution of such New Notes. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Existing Notes, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes.

  If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes, where such Existing Notes were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to a resale of the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Existing Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of 90 days after the Expiration Date in connection with the sale or transfer of such New Notes. Remington has agreed that, for such 90-day period, it will make the Prospectus (as it may be amended or supplemented) available to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation and any other broker-dealer which, with Remington's prior written consent, makes a market in the Existing Notes and receives New Notes pursuant to the Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such New Notes. By acceptance of the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer hereby acknowledges and agrees to notify Remington prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from Remington of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) Remington has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either Remington has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if Remington has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented

Prospectus as filed with the SEC. Remington agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified Remington. Broker-dealers, if any, that acquired their Existing Notes from Remington in the initial offering of the Existing Notes cannot use the Prospectus, and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of New Notes, unless such sale or transfer is made pursuant to an exemption from such requirements. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes.

  The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Notes or, if such holder intends to participate in the Exchange Offer for the purpose of distributing the New Notes, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iii) (x) such holder is not (a) a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, or (b) an "affiliate," as defined in Rule 405 under the Securities Act, of Remington or (y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

  The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Existing Notes tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of Remington, a self-employed individual retirement plan, or individual retirement account), a corporation which has a net worth on a consolidated basis according to its most recent audited financial statements of not less than $14,000,000, or a wholly owned subsidiary of any of the foregoing, and (ii) is acquiring the New Notes for its own account for investment purposes (or for the account of the beneficial owner of such New Notes for investment purposes).

  All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

  The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer--How to Tender" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Remington in accordance with the terms and subject to the conditions of the Exchange Offer.

  The undersigned understands that if its Existing Notes are accepted for exchange, such holder will not receive accrued interest thereon on the date of exchange. Instead, interest will be payable on the New Notes from the most recent date to which interest has been paid on the corresponding Existing Notes.

  The undersigned recognizes that unless the holder of Existing Notes (i) completes item (4) of the Box entitled "Description of Existing Notes" above and (ii) checks the box entitled "Check here if tendered Existing Notes are being delivered to the Exchange Agent in exchange for certificated New Notes" above, such holder, when tendering such Existing Notes, will be deemed to have tendered such Existing Notes in exchange for a beneficial interest in one or more fully registered global notes, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of Notes--Book-Entry Delivery and Form" in the Prospectus.

  The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions," Remington may not be required to accept for exchange any of the Existing Notes tendered. Existing Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

  The undersigned acknowledges that by tendering the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer--How to Tender" in the Prospectus and in the instructions hereto, the undersigned agrees that, except with respect to Existing Notes held by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and CS First Boston Corporation (collectively, the "Initial Purchasers"), once the Exchange Offer is consummated, Remington and Holding shall not be obligated to file or prepare a Shelf Registration Statement (as defined in the Registration Rights Agreement, dated as of November 30, 1993, as amended (the "Registration Rights Agreement"), among Remington (formerly named RACI Acquisition Corporation), RACI Holding, Inc., and the Initial Purchasers), or take any other action provided in Sections 2 or 3 of the Registration Rights Agreement with respect to a Shelf Registration Statement, and the undersigned hereby consents to waive any requirement of the Registration Rights Agreement that Remington or Holding file, prepare or take any other action relating to a Shelf Registration Statement once the Exchange Offer is consummated. If holders of at least a majority in aggregate principal amount of Existing Notes that are Registrable Securities (as defined in the Registration Rights Agreement) so consent, such waiver will be binding on all holders of Registrable Securities under the terms of the Registration Rights Agreement.

  All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by Remington, in its sole discretion, and such determination will be final and binding. Unless waived by Remington, irregularities and defects must be cured by the Expiration Date. Remington shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description of Existing Notes."

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX(ES) ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (COMPLETE ACCOMPANYING INTERNAL REVENUE SERVICE FORM W-9)

 X___________________________________    ____________________________________

 X___________________________________    ____________________________________
   Signature(s) of Owner(s)              Date

 Area Code and Telephone Number ______________

 If a holder is tendering any Existing Notes, this Letter of Transmittal must be signed by the registered holders(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holders(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.

  Name(s): _______________________________________________________________

  ________________________________________________________________________
                             (Please Type or Print)
  Capacity: ______________________________________________________________

  Address: _______________________________________________________________

  ________________________________________________________________________
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  Signature(s) Guaranteed by an Eligible Institution: ____________________
                             (Authorized Signature)

  ________________________________________________________________________
                                    (Title)

  ________________________________________________________________________
                                 (Name of Firm)

  Dated: _________________________________________________________________

    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 3 AND 4)               (SEE INSTRUCTIONS 3 AND 4)


   To be completed ONLY if                  To be completed ONLY if
 certificates for New Notes are to        certificates for New Notes are to
 be issued in the name of and sent        be sent to someone other than the
 to someone other than the person or      person or persons whose
 persons whose signature(s)               signature(s) appear(s) on this
 appear(s) on this Letter of              Letter of Transmittal above or to
 Transmittal above.                       such person or persons at an
                                          address other than shown in the box
                                          entitled "Description of Existing
                                          Notes" on this Letter of
                                          Transmittal above.

 Issue New Notes to:

 Name(s):____________________________


     _____________________________        Mail New Notes to:

        (Please Type or Print)
                                          Name(s)_____________________________


     _____________________________
        (Please Type or Print)                   _____________________________

 Address:____________________________               (Please Type or Print)


     _____________________________               _____________________________
                           (Zip Code)               (Please Type or Print)


  (Complete Internal Revenue Service      Address:____________________________
              Form W-9)

                                                 _____________________________

                                                                     (Zip Code)

  IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE

  The Letter of Transmittal is to be used to forward, and must accompany, all certificates representing Existing Notes tendered pursuant to the Exchange Offer. Certificates representing the Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) as well as a properly completed and duly executed copy of this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Existing Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof.

  The method of delivery of this Letter of Transmittal, the Existing Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered or certified mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

  If a holder desires to tender Existing Notes and such holder's Existing Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Existing Notes (or a confirmation of book-entry transfer of Existing Notes into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or such holder cannot complete the procedure of book-entry transfer on a timely basis, such holder may nevertheless tender Existing Notes if:

    (a) such tender is made by or through an Eligible Institution (as defined below);

    (b) the Exchange Agent has received from such Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery, in substantially the form provided by Remington, setting forth the name and address of the holder of such Existing Notes and the principal amount of Existing Notes tendered and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, a duly executed Letter of Transmittal, or facsimile thereof, together with the Existing Notes (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility), and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

    (c) this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) and all other required documents are received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

  A tender will be deemed to have been received as of the date when the tendering holder's duly signed Letter of Transmittal accompanied by Existing Notes (or a timely confirmation of a book-entry transfer of Existing Notes into the Exchange Agent's account at the book-entry transfer facility) or a Notice of Guaranteed Delivery from an Eligible Institution is received by the Exchange Agent.

  See "The Exchange Offer" in the Prospectus.

2. WITHDRAWALS

  Any holder who has tendered Existing Notes may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to acceptance of such tender on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be timely received by the Exchange Agent at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the holder having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers, if the Existing Notes were physically delivered to the Exchange Agent, or the name and number of the participant's account at the book-entry transfer facility to be credited with the withdrawn Existing Notes, in the case of delivery pursuant to book-entry procedures, as well as the principal amount of such Existing Notes to be withdrawn), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Existing Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return properly withdrawn Existing Notes as soon as practicable following receipt of notice of withdrawal. All questions as to the validity (including time of receipt) of notices of withdrawals will be determined by Remington, in its sole discretion, and such determination will be final and binding on all parties. See "The Exchange Offer--Withdrawal Rights" in the Prospectus. If Existing Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must specify the name and number of the participant's account at DTC to be credited with the withdrawn Existing Notes or otherwise comply with DTC's procedures. See "The Exchange Offer--Withdrawal Rights" in the Prospectus.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

  If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

  If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any Existing Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by Remington, proper evidence satisfactory to Remington of their authority so to act must be submitted.

  The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Existing Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, in each case which is a member of the Medallion Signature Program (each an "Eligible Institution"). If Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by Remington in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

  Tendering holders of Existing Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Existing Notes not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM W-9

  Under the federal income tax laws, payments that may be made by Remington or Holding (as the case may be) on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Internal Revenue Service Form W-9 (the "IRS Form W-9") included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the IRS Form W-9, sign and date the IRS Form W-9. If "Applied For" is written in Part I, Remington, Holding or the Paying Agent under the Indenture governing the New Notes (as the case may be) shall retain 31% of the payments made to the tendering holder during the sixty
(60) day period following the date of the IRS Form W-9. If the holder furnishes the Exchange Agent or Remington with its TIN within sixty (60) days after the date of the IRS Form W-9, Remington, Holding or the Paying Agent (as the case may be) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or Remington with its TIN within such sixty (60) day period, Remington or Holding or the Paying Agent (as the case may be) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or Remington is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if Existing Notes are registered in more than one name), consult the enclosed instructions to the IRS Form W-9.

  Failure to complete the IRS Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require Remington or Holding or the Paying Agent (as the case may be) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

6. TRANSFER TAXES

  Remington will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to Remington or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter of Transmittal.

7. WAIVER OF CONDITIONS

  Remington reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus. However, if such waiver constitutes a material change to the Exchange Offer or in the information previously disclosed to the holders of the Existing Notes, Remington will, in accordance with the applicable rules of the SEC, disseminate promptly disclosure of such change in a manner reasonably calculated to inform holders of the Existing Notes of such change. If it is necessary to permit adequate dissemination of information regarding such material change, Remington will extend the Exchange Offer to permit an adequate time for holders of the existing Notes to consider the additional information.

8. NO CONDITIONAL TENDERS

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

  Neither Holding nor Remington nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9. INADEQUATE SPACE

  If the space provided herein is inadequate, the aggregate principal amount of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

10. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES

  Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

Form W-9                                                      GIVE FORM TO THE
                                                              REQUESTER. DO NOT
(Rev. December 1996)                                          SEND TO THE IRS.

Department of the Treasury
Internal Revenue Service

                             REQUEST FOR TAXPAYER
                    IDENTIFICATION NUMBER AND CERTIFICATION

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPE
--------------------

Name (If a joint account or you changed your name, See Specific Instructions on page 2.)


--------------------------------------------------------------------------------
Business name, if different from above. (See Specific Instructions on page 2.)

--------------------------------------------------------------------------------
Check appropriate box:          [ ] Individual/Sole proprietor  [ ] Corporation
                                [ ] Partnership                 [ ] Other
                                                                    |>  _______
--------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)

--------------------------------------------------------------------------------
City, state, and ZIP code

--------------------------------------------------------------------------------
Requester's name and address (optional)

--------------------------------------------------------------------------------
List account number(s) here (optional)

--------------------------------------------------------------------------------
PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------------------------------
Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, if you are a resident alien OR a sole proprietor, see the instructions on page 2. For other entities, it is your employer identification number (EIN). If you do not have a number, see HOW TO GET A TIN on page 2.

NOTE: If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.

SOCIAL SECURITY NUMBER

[                    ]

        or

EMPLOYER IDENTIFICATION NUMBER

[                    ]

--------------------------------------------------------------------------------
PART II. FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See the Instructions on page 2.)
--------------------------------------------------------------------------------
  |>
--------------------------------------------------------------------------------
PART III. CERTIFICATION
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends and your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the Instructions on page 2.)
--------------------------------------------------------------------------------
SIGN
HERE    SIGNATURE |>                       DATE |>
--------------------------------------------------------------------------------


PURPOSE OF FORM. -- A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 to give your correct TIN to the person requesting it, (the requester) and, when applicable, to: (1) certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) certify you are not subject to backup withholding, or (3) claim exemption from backup withholding if you are an exempt payee.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive will be subject to backup withholding if :

1.  You do not furnish your TIN to the requester, or

2.  The IRS tells the requester that you furnished an incorrect TIN, or

3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return
(for reportable interest and dividends only), or

4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

5. You do not certify your TIN when required. See the Part III instructions on page 2 for details.

Certain payees and payments are exempt from backup withholding. See the Part II instructions and the separate INSTRUCTIONS FOR THE
REQUESTER OF FORM W-9.

--------------------------------------------------------------------------------
                             Cat. No. 10231X               Form W-9 (Rev. 12-96)

Form W-9(Rev 12-96)                                                       Page 2
--------------------------------------------------------------------------------

PENALTIES

FAILURE TO FURNISH TIN. -- If you fail to furnish your correct
TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINs. -- If the requestor discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME. -- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

  Sole Proprietor.--You must enter your INDIVIDUAL name as shown on your social security card. You may enter your business or "doing business as" name on the business name line.

  Other Entities.--Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.


PART I--TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer indentification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.


Note: See the chart on this page for further clarification of name and TIN combinations.

HOW TO GET A TIN.-- If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5 from your local Social Security Administration office. Get Form W-7 to apply for an ITIN or Form SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).


If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requester of Form W-9.

  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.


  If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III--CERTIFICATION

For a joint account, only the person whose TIN is shown in Part 1 should sign (when required).

  1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

  5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalities may also apply.


WHAT NAME AND NUMBER TO GIVE THE REQUESTER

----------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:         GIVE NAME AND SSN OF:
--------------------------------  ------------------------------------
1. Individual                     The individual

2. Two or more individuals        The actual owner of the
      (joint account)             account or, if combined
                                  funds, the first individual
                                  on the account/1/

3. Custodian account of           The minor/2/
   a minor (Uniform Gift
   to Minors Act)

4. a. The usual                   The grantor-trustee/1/
      revocable savings
      trust (grantor is
      also trustee)

   b. So-called trust             The actual owner/1/
      account that is not
      a legal or valid trust
      under state law

5. Sole proprietorship            The owner/3/

-----------------------------------------------------------------------
FOR THIS TYPE OF ACCCOUNT:        GIVE NAME AND EIN OF:
------------------------------    -------------------------------------
6. Sole proprietorship            The owner/3/

7. A valid trust, estate, or      Legal entity/4/
   pension trust

8. Corporate                      The corporation

9. Association, club,             The organization
   religious, charitable,
   educational, or other
   tax-exempt
   organization

10. Partnership                   The partnership

11. A broker or registered        The broker or nominee
    nominee

12. Account with the              The public entity
    Department of
    Agriculture in the name
    of a public entity (such
    as a state or local
    government, school
    district, or prison) that
    receives agricultural
    program payments

--------------------------------------------------------------------------------
/1/List first and circle the name of the person whose number you furnish.
   If only one person on a joint account has an SSN, that person's number must be furnished.

/2/Circle the minor's name and furnish the minor's SSN.

/3/You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

/4/List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.